UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 1, 2006 (May 30, 2006)

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8815 Centre Park Drive, Suite 400

Columbia, Maryland 21045

(Address of principal executive offices)

(410) 730-9092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On May 30, 2006, the Registrant and its subsidiary, Corporate Office Properties, L.P., entered into an amendment to its employment agreement with Randall M. Griffin, the Registrant’s President and Chief Executive Officer, to extend the length of the basic term, as defined in the agreement, by two years to an end date of June 30, 2010. This amendment does not affect any other provisions of the employment agreement. Mr. Griffin’s employment agreement, dated July 13, 2005, was filed with the Registrant’s Current Report on Form 8-K on July 19, 2005.

On May 30, 2006, the Registrant and its subsidiary, Corporate Office Properties, L.P., also entered into a second amendment to its employment agreement with Roger A. Waesche, Jr., the Registrant’s Executive Vice President and Chief Financial Officer, to extend the length of the basic term, as defined in the agreement, by five years to an end date of June 30, 2013. This amendment does not affect any other provisions of the employment agreement, as previously amended. Mr. Waesche’s employment agreement, dated September 12, 2002, was filed on March 27, 2003 with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002. The first amendment to the employment agreement was filed on March 16, 2005 with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004.

The descriptions set forth above are only summaries of the amendments to Mr. Griffin’s and Mr. Waesche’s employment agreements and are qualified in their entireties by reference to the full amendments, which are filed herewith as Exhibits 10.1 and 10.2.

Item 9.01            Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits

Exhibit Number	Exhibit Title
10.1	Amendment to Employment Agreement, dated May 30, 2006, between Corporate Office Properties, L.P., Corporate Office Properties Trust, and Randall M. Griffin.

10.2	Second Amendment to Employment Agreement, dated May 30, 2006, between Corporate Office Properties, L.P., Corporate Office Properties Trust, and Roger A. Waesche, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2006

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Randall M. Griffin
	Name:	Randall M. Griffin
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Amendment to Employment Agreement, dated May 30, 2006, between Corporate Office Properties, L.P., Corporate Office Properties Trust, and Randall M. Griffin.

10.2	Second Amendment to Employment Agreement, dated May 30, 2006, between Corporate Office Properties, L.P., Corporate Office Properties Trust, and Roger A. Waesche, Jr.